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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 25, 2000
                     --------------------------------------
                                (Date of Report)

                                   Imatec Ltd.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                        0-21752                   11-3289398
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


                 150 East 58th Street, New York, New York 10022
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (212) 826-0440
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 1.       Changes in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

         On June 7, 2000, Imatec Ltd., a Delaware corporation (the "Registrant"), filed with the Securities and Exchange Commission a Current Report on Form 8-K, announcing that as of May 26, 2000, the Registrant, through its wholly-owned subsidiary, Sequel Acquisition Corporation, a Delaware corporation ("SAC"), had entered into an asset purchase agreement (the "Asset Purchase Agreement") with Sequel Technology Corporation, a Washington corporation ("Sequel"), whereby SAC will acquire (the "Acquisition") substantially all of the properties and assets, the business and goodwill of Sequel, including the intellectual property and technology of Sequel, and assume approximately $1.4 million of liabilities in exchange for 15,000,000 shares of common stock, par value $.0001 per share, of the Registrant ("Registrant Common Stock"). Such number of shares of Registrant Common Stock was subject to adjustment in the event that Sequel should consummate a private offering prior to the closing of the Acquisition. The Asset Purchase Agreement was amended as of July 19, 2000 (the "Amendment"), to provide for, among other things, a two-for-one stock split of the outstanding Registrant Common Stock prior to the Acquisition and the assumption by the Registrant of approximately $800,000 of liability of Sequel.

         The transactions contemplated by the Asset Purchase Agreement closed (the "Closing") effective October 20, 2000 (the "Closing Date"). Based upon the closing sale price for the Registrant Common Stock on the Closing Date and the total amount of liabilities assumed by the Registrant, the Registrant estimates that the value of the Acquisition is approximately $6,418,000.

         As a result of the Closing the directors and officers of the Registrant prior to the Closing have resigned and, as set forth in the Information Statement pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), heretofore provided to the holders of Registrant Common Stock, the individuals identified herein have been elected as the directors and officers of the Registrant.

         Subject to the immediately preceding sentence, at the date hereof and prior to the aforementioned stock split, the authorized capital stock of the Registrant consists of 20,000,000 shares of Registrant Common Stock, of which 4,080,201 are outstanding (on a fully-diluted basis on the date hereof), and 2,000,000 shares of undesignated classes or series of preferred stock, par $.0001 per share ("Registrant Preferred Stock"), of which 150,000 shares are outstanding ("Series A Convertible Preferred Stock"). Pursuant to the Amendment, subject to a number of conditions, the outstanding Registrant Common Stock immediately prior to the Acquisition will be split two-for-one following the Acquisition.

         Following the closing of the Acquisition, the Registrant intends to amend its certificate of incorporation to increase its authorized capitalization to 40,000,000 shares of Registrant Common Stock; the authorized capitalization of Registrant Preferred Stock will remain unchanged at 2,000,000 shares.

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         Following the closing of the Acquisition, the Registrant anticipates that 24,500,000 shares of Registrant Common Stock, and 150,000 shares of Series A Convertible Preferred Stock (each convertible into ten shares of Registrant Common Stock and voting with the Registrant Common Stock as one class on an as converted basis), will be outstanding and entitled to vote in an election of directors.

Newly Appointed Directors

         Set forth below is certain information with respect to the individuals named director of the Registrant at the closing of the Acquisition (the "New Directors").

         Rand Ross Schulman, 47, Chief Executive Officer. Mr. Schulman has agreed to be appointed to the Board of Directors and named Chief Executive Officer upon the closing of the Acquisition. From March 2000 until June 2000, Mr. Schulman served as Executive Vice President at Vizacom, Inc. From December 1997 until January 2000, Mr. Schulman served as Chief Executive Officer of Key Lime Software. From January 1994 until March 1997, Mr. Schulman served as Executive Vice President at TriTeal Corporation.

         Mark G. Southern, 39, Chief Financial Officer. Mr. Southern currently serves as Chief Financial Officer of the Registrant and has served in such capacity at Sequel since December of 1999. Mr. Southern also served as Corporate Controller of Sequel from September 1998 to December 1999. From August 1997 until August 1998 Mr. Southern served as Corporate Controller at Cable Plus. From January 1997 until August 1997 Mr. Southern served as Chief Financial And Operations Officer, Secretary/Treasurer at Expotel. From May 1996 until January 1997 Mr. Southern served as Director of Finance, Operations and Information Systems at KidStar Interactive Media, Inc. From April 1995 to May 1996 Mr. Southern also served as World Wide Financial Operations Manager at the Microsoft Network (MSN). Following the closing of the Acquisition, Mr. Southern will continue as Vice President of Finance of the Registrant. Mr. Southern has also previously served as Controller at McCaw Cellular Communications, now AT&T wireless, and as an audit manager with Ernst and Young.

         Ronald Leo Bernbaum, 49, Chairman of the Board of Directors. Mr. Bernbaum has served as a Director since inception and the Chairman of the Board of Directors of Sequel since September 1999. For over the past five years, Mr. Bernbaum has served as the President of Basic Capital, a company providing funding and management to companies in the real estate and technology industries.

Directors Prior To The Closing

         Information relating to the directors of the Registrant prior to the Closing is set forth below. There have been a total of six board meetings since January 1, 2000.

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         Hanoch Shalit, 46, Chairman of the Board of Directors, President, and
Chief Executive Officer, Chief Financial Officer, and Secretary. Dr. Shalit founded the Company in November 1988 was its Chairman of the Board of Directors, President, Chief Executive Officer, and Secretary since inception and Chief Financial Officer since April 1999. From September 1982 until June 1987 Dr. Shalit was employed as a senior chemist with Chemco Photo Products, a private imaging company. From June 1987 until November 1988, Dr. Shalit was employed by the FONAR Corporation, a public imaging company where he was the President of the Photographic Sciences Division in charge of production, sales, and service for the FONAR corporation's photographic products. Dr. Shalit earned a B.S. (Honors) in the Sciences of Photography from the Polytechnic of Central London (now known as University of Westminster) in Great Britain in 1978 and a Ph.D. in Physics from the University of London in 1981.

         Steven Ai, 45, Director. Steven Ai served as a director of the Company since November 30, 1995. Since 1992, Mr. Ai has been the President of City Mill Co., Ltd., a private company located in Honolulu, Hawaii, which owns and operates a chain of retail home product stores. Prior to 1992, Mr. Ai was a manager with the public accounting firm of KPMG Peat Marwick.

         Simon Cross, 48, Director. Simon Cross served as a director of the Company since July 15, 1996 and served as Vice President - Marketing and Sales from January 6, 1997 until December 1997. Since January 1999, Mr. Cross has been President of a consulting and internet related business in the United Kingdom. From February 1993, Mr. Cross was the general manager of Shackman Instruments, a private company located in the United Kingdom which designs and manufactures identification cameras and associated security systems. From May 1992 to February 1993, Mr. Cross was the sales and marketing manager of Techspan Systems plc, a private company located in the United Kingdom which specializes in computer controlled large scale electronic displays. From June 1990 to May 1992, Mr. Cross was the director of X-Tek Systems Ltd., a private company located in the United Kingdom which develops and manufactures high definition microfocus x-ray systems for industrial inspection.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Registrant's directors, executive officers and persons or entities who own more than 10% of the Registrant Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's Common Stock with the Securities and Exchange Commission. Such persons or entities are also required by SEC regulations to furnish the Company with copies of all reports that they file under Section 16(a). To the Company's knowledge, all Section 16(a) filing requirements applicable to such persons or entities were complied with to date. The New Directors intend to comply with such requirements in a timely manner.

Principal And Management Stockholders

         Based solely upon information available at the date hereof and giving effect to the closing of the Acquisition, the conversion of the Registrant's

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Series A Convertible Preferred Stock into 1,500,000 shares of Registrant Common
Stock, and to a private offering of securities currently being conducted by Sequel, the following table sets forth, as of the date immediately following the closing of the Acquisition,

         - each person who is known by the Registrant to be the owner of record or beneficial owner of more than 5% of the outstanding Registrant Common Stock,

         - each director and each executive officer (and executive officer appointees) of the Registrant,

         - all directors and executive officers (including executive officer appointees) of the Registrant as a group, and

         - the number of shares of common stock beneficially owned by each such person and such group and the percentage of the outstanding shares owned by each such person and such group.

         No director or executive officer owned shares of capital stock of the Registrant prior to the effective date of the Closing.

         As used in the table below and elsewhere herein, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following the date of this filing. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. Unless otherwise noted, beneficial ownership consists of sole ownership, voting, and investment power with respect to all common stock shown as beneficially owned by them.

Number of Shares of

Registrant Common Stock

Name and Address              Beneficially Owned             Percentage of Class

Rand Ross Schulman                             0                            0
C/o Sequel Technology
   Corporation
3245 146th Place SE
Suite 300
Bellevue, Washington 98007


Mark Southern                          416,843(1)                           1.7
C/o Sequel Technology
   Corporation
3245 146th Place SE
Suite 300
Bellevue, Washington 98007

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Ronald Leo Bernbaum                 10,600,000(2)                          43.3
C/o 4576 Young Street
Suite 600
Toronto, Ontario M2W 6N4

Knightsbridge Financial              2,400,000(3)                           9.8
Services Ltd.
C/o 4576 Young Street
Suite 600
Toronto, Ontario M2W 6N4

Michael Florence                     2,400,000(4)                           9.8
C/o Knightsbridge Financial
Services Ltd.
C/o 4576 Young Street
Suite 600
Toronto, Ontario M2W 6N4

Commendation Capital Group, Inc.     1,800,000(5)                           7.3
C/o 4576 Young Street
Suite 600
Toronto, Ontario M2W 6N4

Dr. Hanoch Shalit*                   1,870,354(6)                           7.6
C/o Imatec Ltd.
150 East 58th Street
New York, New York 10155

Steven Ai*                          236,833(6)(7)                            **
C/o Imatec Ltd.
150 East 58th Street
New York, New York 10155

Simon Cross*                           200,000(6)                            **
C/o Imatec Ltd.
150 East 58th Street
New York, New York 10155

Carmello Cotrino                       1,326,000                            5.4
8 Homstead Circle
Marlboro, NJ 07746

All executive officers and
directors as a group                  10,619,143                           41.1

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*Former directors of the Registrant.
** Less than 1.0%.

(1) Includes options for 397,700 shares of Registrant Common Stock held by Commendation Capital Group, Inc.

(2) Includes (i) 6,400,000 shares of Registrant Common Stock held by Medstar Southbeach Marina Partnership II, an Ontario, Canada limited partnership, on behalf of which Mr. Bernbaum serves as trustee and has sole beneficial ownership of the referenced shares, (2) 2,400,000 shares of Registrant Common Stock held by Knightsbridge Financial Services Ltd., 50% of the outstanding securities of which are held by a trust, the trustee of which is the spouse of Mr. Bernbaum, and (3) 1,800,000 shares of Registrant Common Stock held by Commendation Capital Group, Inc. 53% of which is controlled by a trust of which Mr. Bernbaum serves as trustee.

(3) Knightsbridge Financial Services Ltd. is owned 50% by a trust, the trustee of which is the spouse of Mr. Bernbaum, and 50% by Michael Florence. The other 50% by Rikare Management Inc., which is controlled by Michael Florence.

(4) Consists of shares of Registrant Common Stock owned of record by Knightsbridge Financial Services Ltd.

(5) Commendation Capital Group, Inc. is owned by two trusts, one of which owns 53%, the trustee of which is Mr. Bernbaum. The shares held by Commendation Capital Group, Inc. are to be offered as options to present and former employees of Sequel after the close of the transaction.

(6)  Includes 200,000 shares which may be acquired under stock options.

(7) Includes 36,833 shares as beneficially owned by Steven Ai and held by The Revocable Trust of David C. Ai, dated July 24, 1985, as restated, of which Steven Ai serves as Chairman and, along with two other individuals, is a trustee.

                          -----------------------------
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         The information contained herein concerning Sequel and the executive officers and directors of the Registrant following the closing of the Acquisition has been furnished to the Registrant by Sequel. The Registrant assumes no responsibility for the accuracy or completeness of such information.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

         It is impractical to provide the required financial statements at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable.

         (b)      Pro Forma Financial Information.

         It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable.

         (c)      Exhibits.

                  10.1 Asset Purchase Agreement, dated as of May 26, 2000, among Imatec Ltd., Sequel Acquisition Corporation, and Sequel Technology Corporation.

                  10.2 Amendment No. 1 to Asset Purchase Agreement, dated as of July 19, 2000, among Imatec Ltd., Sequel Acquisition Corporation, and Sequel Technology Corporation.

                  10.3 Assignment, Assumption and Forbearance Agreement, dated as of October 20, 2000, among Imatec Ltd., Sequel Acquisition Corporation, Sequel Technology Corporation and Imperial Bank.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2000

                                      [IMATEC LTD.]

                                      By: /s/ Ronald Leo Bernbaum
                                          -----------------------
                                              Ronald Leo Bernbaum
                                              Chairman of the Board of Directors